Exhibit 28 (e) (1) under Form N-1A

Exhibit 1 under Item 601/Reg. S-K

6/29/20 – Name changed to Federated Hermes World Investment Series, Inc.

1/19/00 - Name changed to Federated World Investment Series, Inc.

WORLD INVESTMENT SERIES, INC.

DISTRIBUTOR'S CONTRACT

AGREEMENT made this 1st day of March, 1994, by and between WORLD INVESTMENT SERIES, INC. (the “Corporation”), a Maryland Corporation, and FEDERATED SECURITIES CORP. ("FSC"), a Pennsylvania Corporation.

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1.       The Corporation hereby appoints FSC as its agent to sell and distribute shares of the Corporation which may be offered in one or more series (the "Funds") consisting of one or more classes (the "Classes") of shares (the "Shares"), as described and set forth on one or more exhibits to this Agreement, at the current offering price thereof as described and set forth in the current Prospectuses of the Corporation. FSC hereby accepts such appointment and agrees to provide such other services for the Corporation, if any, and accept such compensation from the Corporation, if any, as set forth in the applicable exhibit to this Agreement.

2.       The sale of any Shares may be suspended without prior notice whenever in the judgment of the Corporation it is in its best interest to do so.

3.       Neither FSC nor any other person is authorized by the Corporation to give any information or to make any representation relative to any Shares other than those contained in the Registration Statement, Prospectuses, or Statements of Additional Information ("SAIs") filed with the Securities and Exchange Commission, as the same may be amended from time to time, or in any supplemental information to said Prospectuses or SAIs approved by the Corporation. FSC agrees that any other information or representations other than those specified above which it or any dealer or other person who purchases Shares through FSC may make in connection with the offer or sale of Shares, shall be made entirely without liability on the part of the Corporation. No person or dealer, other than FSC, is authorized to act as agent for the Corporation for any purpose. FSC agrees that in offering or selling Shares as agent of the Corporation, it will, in all respects, duly conform to all applicable state and federal laws and the rules and regulations of the National Association of Securities Dealers, Inc., including its Rules of Fair Practice. FSC will submit to the Corporation copies of all sales literature before using the same and will not use such sales literature if disapproved by the Corporation.

4.       This Agreement is effective with respect to each Class as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Class presently set forth on an exhibit and any subsequent Classes added pursuant to an exhibit during the initial term of this Agreement for one year from the date set forth above, and thereafter for successive periods of one year if such continuance is approved at least annually by the Directors of the Corporation including a majority of the members of the Board of Directors of the Corporation who are not interested persons of the Corporation and have no direct or indirect financial interest in the operation of any Distribution Plan relating to the Corporation or in any related documents to such Plan (Directors) cast in person at a meeting called for that purpose. If a Class is added after the first annual approval by the Directors as described above, this Agreement will be effective as to that Class upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Agreement by the Directors and thereafter for successive periods of one year, subject to approval as described above.

5.       This Agreement may be terminated with regard to a particular Fund or Class at any time, without the payment of any penalty, by the vote of a majority of the Disinterested Directors or by a majority of the outstanding voting securities of the particular Fund or Class on not more than sixty (60) days' written notice to any other party to this Agreement. This Agreement may be terminated with regard to a particular Fund or Class by FSC on sixty (60) days' written notice to the Corporation.

6.       This Agreement may not be assigned by FSC and shall automatically terminate in the event of an assignment by FSC as defined in the Investment Company Act of 1940, as amended, provided, however, that FSC may employ such other person, persons, corporation or corporations as it shall determine in order to assist it in carrying out its duties under this Agreement.

7.       FSC shall not be liable to the Corporation for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed by this Agreement.

8.       This Agreement may be amended at any time by mutual agreement in writing of all the parties hereto, provided that such amendment is approved by the Directors of the Corporation including a majority of the Disinterested Directors of the Corporation cast in person at a meeting called for that purpose.

9.       This Agreement shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

10. (a) Subject to the conditions set forth below, the Corporation agrees to indemnify and hold harmless FSC and each person, if any, who controls FSC within the meaning of Section 15 of the Securities Act of 1933 and Section 20 of the Securities Act of 1934, as amended, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectuses or SAIs (as from time to time amended and supplemented) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation about FSC by or on behalf of FSC expressly for use in the Registration Statement, any Prospectuses and SAIs or any amendment or supplement thereof.

If any action is brought against FSC or any controlling person thereof with respect to which indemnity may be sought against the Corporation pursuant to the foregoing paragraph, FSC shall promptly notify the Corporation in writing of the institution of such action and the Corporation shall assume the defense of such action, including the employment of counsel selected by the Corporation and payment of expenses. FSC or any such controlling person thereof shall have the right to employ separate counsel in any such case, but the fees and expenses of such counsel shall be at the expense of FSC or such controlling person unless the employment of such counsel shall have been authorized in writing by the Corporation in connection with the defense of such action or the Corporation shall not have employed counsel to have charge of the defense of such action, in any of which events such fees and expenses shall be borne by the Corporation. Anything in this paragraph to the contrary notwithstanding, the Corporation shall not be liable for any settlement of any such claim of action effected without its written consent. The Corporation agrees promptly to notify FSC of the commencement of any litigation or proceedings against the Corporation or any of its officers or Directors or controlling persons in connection with the issue and sale of Shares or in connection with the Registration Statement, Prospectuses, or SAIs.

(b)       FSC agrees to indemnify and hold harmless the Corporation, each of its Directors, each of its officers who have signed the Registration Statement and each other person, if any, who controls the Corporation within the meaning of Section 15 of the Securities Act of 1933, but only with respect to statements or omissions, if any, made in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof in reliance upon, and in conformity with, information furnished to the Corporation about FSC by or on behalf of FSC expressly for use in the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof. In case any action shall be brought against the Corporation or any other person so indemnified based on the Registration Statement or any Prospectus, SAI, or any amendment or supplement thereof, and with respect to which indemnity may be sought against FSC, FSC shall have the rights and duties given to the Corporation, and the Corporation and each other person so indemnified shall have the rights and duties given to FSC by the provisions of subsection (a) above.

(c)       Nothing herein contained shall be deemed to protect any person against liability to the Corporation or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the duties of such person or by reason of the reckless disregard by such person of the obligations and duties of such person under this Agreement.

(d)       Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940, as amended, for Directors, officers, FSC and controlling persons of the Corporation by the Corporation pursuant to this Agreement, the Corporation is aware of the position of the Securities and Exchange Commission as set forth in the Investment Company Act Release No. IC-11330. Therefore, the Corporation undertakes that in addition to complying with the applicable provisions of this Agreement, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Disinterested Directors, or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, Trustee/Director, FSC or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Corporation is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of non-party Disinterested Directors or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

11.       If at any time the Shares of any Fund are offered in two or more Classes, FSC agrees to adopt compliance standards as to when a class of shares may be sold to particular investors.

12.       This Agreement will become binding on the parties hereto upon the execution of the attached exhibits to the Agreement.

6/29/20 – Name changed to Federated Hermes International Leaders Fund

8/ 24,/09 - Federated International Value Fund changed its name to Federated International Leaders Fund

10/22/04 - Merged into Federated International Value Fund

8/17/02 - Name changed to Federated Global Value Fund

1/31/96 - Name changed to Federated World Utility Fund

Exhibit A

to the

Distributor's Contract

World Investment Series, Inc.

World Utility Fund - Class A Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Class A Shares of World Utility Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1994.

ATTEST:	WORLD INVESTMENT SERIES, INC.

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John A. Staley, IV
Secretary	Executive Vice President

(SEAL)

2/23/99 - Class F Shares merged into Class A Shares

1/31/96 - Name changed to Federated World Utility Fund

1/31/96 - Fortress Shares changed name to Class F Shares

Exhibit B

to the

Distributor's Contract

World Investment Series, Inc.

World Utility Fund - Fortress Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated the 1st day of March, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to Classes of the Funds set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Classes ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of brokers ("Brokers") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation, and to render administrative support services to the Corporation and its shareholders. In addition, FSC is authorized to select a group of administrators ("Administrators") to render administrative support services to the Corporation and its shareholders.

2.       Administrative support services may include, but are not limited to, the following functions: 1) account openings: the Broker or Administrator communicates account openings via computer terminals located on the Broker's or Administrator's premises; 2) account closings: the Broker or Administrator communicates account closings via computer terminals; 3) enter purchase transactions: purchase transactions are entered through the Broker's or Administrator's own personal computer or through the use of a toll-free telephone number; 4) enter redemption transactions: Broker or Administrator enters redemption transactions in the same manner as purchases; 5) account maintenance: Broker or Administrator provides or arranges to provide accounting support for all transactions. Broker or Administrator also wires funds and receives funds for Corporation share purchases and redemptions, confirms and reconciles all transactions, reviews the activity in the Corporation's accounts, and provides training and supervision of its personnel; 6) interest posting: Broker or Administrator posts and reinvests dividends to the Corporation's accounts; 7) prospectus and shareholder reports: Broker or Administrator maintains and distributes current copies of prospectuses and shareholder reports; 8) advertisements: the Broker or Administrator continuously advertises the availability of its services and products; 9) customer lists: the Broker or Administrator continuously provides names of potential customers; 10) design services: the Broker or Administrator continuously designs material to send to customers and develops methods of making such materials accessible to customers; and 11) consultation services: the Broker or Administrator continuously provides information about the product needs of customers.

3.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25 of 1% of the average aggregate net asset value of the shares of the World Utility Fund - Fortress Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

4.        FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Classes' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

5.        FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Brokers and Administrators a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

6.        FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Brokers and Administrators and the purpose for such payments.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Funds, and with respect to the separate Classes of Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1994.

ATTEST: World Investment Series, Inc.

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By: /s/ John A. Staley, IV
Secretary	Executive Vice President

(SEAL)

1/31/96 - Name changed to Federated World Utility Fund

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit C

to the

Distributor's Contract

World Investment Series, Inc.

World Utility Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the World Utility Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	World Investment Series, Inc.

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By:/s/ John W. McGonigle
Secretary	Executive Vice President

(SEAL)

6/29/20 – Name changed to Federated Hermes International Leaders Fund

8/ 24,/09 - Federated International Value Fund changed its name to Federated International Leaders Fund

10/22/04 - Merged into Federated International Value Fund

8/14/02 - Name changed to Federated Global Value Fund

1/31/96 - Name changed to Federated World Utility Fund

Exhibit D

to the

Distributor's Contract

World Investment Series, Inc.

World Utility Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the World Utility Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1995.

ATTEST:	World Investment Series, Inc.

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ S. Elliott Cohan	By:/s/ John W. McGonigle
Secretary	Executive Vice President

(SEAL)

11/8/02 - Merged into Federated International Growth Fund

Exhibit E

to the

Distributor's Contract

World Investment Series, Inc.

Federated Asia Pacific Growth Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Asia Pacific Growth Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit F

to the

Distributor's Contract

World Investment Series, Inc.

Federated Asia Pacific Growth Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Asia Pacific Growth Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

11/8/02 - Merged into Federated International Growth Fund

Exhibit G

to the

Distributor's Contract

World Investment Series, Inc.

Federated Asia Pacific Growth Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Asia Pacific Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

11/8/02 - Merged into Federated International Growth Fund

Exhibit H

to the

Distributor's Contract

World Investment Series, Inc.

Federated Emerging Markets Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Emerging Markets Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President
(SEAL)

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit I

to the

Distributor's Contract

World Investment Series, Inc.

Federated Emerging Markets Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Emerging Markets Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

11/8/02 - Merged into Federated International Growth Fund

Exhibit J

to the

Distributor's Contract

World Investment Series, Inc.

Federated Emerging Markets Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Emerging Markets Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

10/22/04 - Merged into Federated International Capital Appreciation Fund

4/3/03 - Name changed to Federated European Equity Fund

Exhibit K

to the

Distributor's Contract

World Investment Series, Inc.

Federated European Growth Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated European Growth Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit L

to the

Distributor's Contract

World Investment Series, Inc.

Federated European Growth Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated European Growth Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

10/22/04 - Merged into Federated International Capital Appreciation Fund

4/3/03 - Name changed to Federated European Equity Fund

Exhibit M

to the

Distributor's Contract

World Investment Series, Inc.

Federated European Growth Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated European Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

6/29/20 – Name changed to Federated Hermes International Small-Mid Company Fund

3/31/08 - Name changed to Federated International Small-Mid Company Fund

Exhibit N

to the

Distributor's Contract

World Investment Series, Inc.

Federated International Small Company Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Small Company Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit O

to the

Distributor's Contract

World Investment Series, Inc.

Federated International Small Company Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Small Company Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

6/29-20 – Name changed to Federated International Hermes Small-Mid Company Fund

3/31/08 - Name changed to Federated International Small-Mid Company Fund

Exhibit P

to the

Distributor's Contract

World Investment Series, Inc.

Federated International Small Company Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Small Company Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

2/25/00 - Merged into Federated Emerging Markets Funds

Exhibit Q

to the

Distributor's Contract

World Investment Series, Inc.

Federated Latin American Growth Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Latin American Growth Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit R

to the

Distributor's Contract

World Investment Series, Inc.

Federated Latin American Growth Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Latin American Growth Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

2/25/00 - Merged into Federated Emerging Markets Funds

Exhibit S

to the

Distributor's Contract

World Investment Series, Inc.

Federated Latin American Growth Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Latin American Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1995.

ATTEST:	World Investment Series, Inc.

/s/ S. Elliott Cohan	By: /s/ Richard B. Fisher
Asst. Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ Edward C. Gonzales
Secretary	Executive Vice President

(SEAL)

12/1/07 - See Amendment #1 to Exhibit T

Exhibit T

to the

Distributor's Contract

World Investment Series, Inc.

Federated International High Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.25 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International High Income Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1996.

ATTEST:	WORLD INVESTMENT SERIES, INC.

By /s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman	By:/s/ David A. Taylor
Secretary	Executive Vice President

(SEAL)

6/29/20- Name changed to Federated Hermes Emerging Market Debt Fund

11/9/12 – 12b-1 terminated on Class A Shares – see Exhibit GG

2/21/11 – Name changed to Federated Emerging Market Debt Fund

Amendment #1 to Exhibit T

to the

Distributor's Contract

FEDERATED World Investment Series, Inc.

Federated International High Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above

.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.05 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between Federated World Investment Series, Inc. and Federated Securities Corp., FederatedWorld Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International High Income Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 2007.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit U

to the

Distributor's Contract

World Investment Series, Inc.

Federated International High Income Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International High Income Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1996.

ATTEST:	WORLD INVESTMENT SERIES, INC.

By:/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President

(SEAL)

6/29/20- Name changed to Federated Hermes Emerging Market Debt Fund

2/21/11 – Name changed to Federated Emerging Market Debt Fund

Exhibit V

to the

Distributor's Contract

World Investment Series, Inc.

Federated International High Income Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.75 of 1% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class's expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International High Income Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of September, 1996.

ATTEST:	WORLD INVESTMENT SERIES, INC.

By:/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President

(SEAL)

1/25/08 - Merged into Federated InterContinental Fund (Federated Equtiy Funds)

8/7/02 - Name changed to Federated International Capital Appreciation Fund

Exhibit W

to the

Distributor's Contract

World Investment Series, Inc.

Federated International Growth Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of Federated International Growth Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1997.

ATTEST:	World Investment Series, Inc.

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President

(SEAL)

10/24/97 - This exhibit superseded by Class B Shares document

Exhibit X

to the

Distributor's Contract

World Investment Series, Inc.

Federated International Growth Fund

Class B Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of Federated International Growth Fund, and with respect to the Class B Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1997.

ATTEST:	World Investment Series, Inc.

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President

(SEAL)

1/25/08 - Merged into Federated InterContinental Fund (Federated Equtiy Funds)

8/7/02 - Name changed to Federated International Capital Appreciation Fund

Exhibit Y

to the

Distributor's Contract

World Investment Series, Inc.

Federated International Growth Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of Federated International Growth Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 1997.

ATTEST:	World Investment Series, Inc.

/s/ John W. McGonigle	By: /s/ Richard B. Fisher
Secretary	President
(SEAL)

ATTEST:	FEDERATED SECURITIES CORP.

/s/ Byron F. Bowman	By: /s/ David M. Taylor
Secretary	Executive Vice President

(SEAL)

7/22/05 - Merged into Federated International Equity Fund

9/8/00 - Name changed to Federated Global Equity Fund

Exhibit Z

to the

Distributor's Contract

WORLD INVESTMENT SERIES, INC.

Federated Global Equity Income Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract datedDistibutor’s Contract Date between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Global Equity Income Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1997.

WORLD INVESTMENT SERIES, INC.

By: /s/ Richard B. Fisher

President

FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman

Vice President

7/22/05 - Merged into Federated International Equity Fund

9/8/00 - Name changed to Federated Global Equity Fund

Exhibit AA

to the

Distributor's Contract

WORLD INVESTMENT SERIES, INC.

Federated Global Equity Income Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract datedDistibutor’s Contract Date between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Global Equity Income Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of December, 1997.

WORLD INVESTMENT SERIES, INC.

By: /s/ Richard B. Fisher

President

FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman

Vice President

6/29/20- Name changed to Federated Hermes International Leaders Fund

6/15/10 - See Amd. #1 to Exhibit BB

8/19/09 - Name changed to Federated International Leaders Fund

9/4/03 - Name changed to Federated International Value Fun

Exhibit BB

to the

Distributor's Contract

WORLD INVESTMENT SERIES, INC.

Federated Global Financial Services Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .25% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract datedDistibutor’s Contract Date between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Global Financial Services Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1998.

WORLD INVESTMENT SERIES, INC.

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman

Name: Byron F. Bowman

Title: Vice President

6/29/20- Name changed to Federated Hermes International Leaders Fund

Amendment #1 to Exhibit BB

to the

Distributor's Contract

WORLD INVESTMENT SERIES, INC.

Federated International Leaders Fund

Class A Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of 0.05% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between Federated World Investment Series, Inc. and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Leaders Fund, and with respect to the Class A Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 15th day of June, 2010.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20 – Name changed to Federated Hermes International Leaders Fund

8/24/09 – Name changed to Federated International Leaders Fund

9/4/03 - Name changed to Federated International Value Fund

Exhibit CC

to the

Distributor's Contract

WORLD INVESTMENT SERIES, INC.

Federated Global Financial Services Fund

Class C Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between World Investment Series, Inc. and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .75% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract datedDistibutor’s Contract Date between World Investment Series, Inc. and Federated Securities Corp., World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated Global Financial Services Fund, and with respect to the Class C Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 1998.

WORLD INVESTMENT SERIES, INC.

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

FEDERATED SECURITIES CORP.

By: /s/ Byron F. Bowman

Name: Byron F. Bowman

Title: Vice President

6/29/20- Name changed to Federated Hermes Emerging Market Debt Fund

11/9/12 – Class F Shares merged into Class A Shares – See Exhibit GG

2/21/11 – Name changed to Federated Emerging Market Debt Fund

Exhibit DD

to the

Distributor's Contract

Federated World Investment Series, Inc.

Federated International High Income Fund

Class F Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Class F Shares of Federated International High Income Fund, first set forth in this Exhibit.

Witness the due execution hereof this 29th day of May, 2007.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes International Small-Mid Company

Exhibit EE

to the

Distributor's Contract

Federated World Investment Series, Inc.

Federated International Small-Mid Company Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Institutional Shares of Federated International Small-Mid Company Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2008.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes International Leaders Fund

Exhibit EE1

to the

Distributor's Contract

FEDERATED WORLD INVESTMENT SERIES, INC.

Federated International Leaders Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Institutional Shares of Federated International Leaders Fund, first set forth in this Exhibit.

Witness the due execution hereof this 15th day of June, 2010.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/29/20-Name changed to Federated Hermes Emerging Market Debt Fund

Exhibit FF

to the

Distributor's Contract

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Institutional Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Institutional Shares of Federated Emerging Market Debt Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2012.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/29/20-Name changed to Federated Hermes Emerging Market Debt Fund

Exhibit GG

to the

Distributor's Contract

Federated World Investment Series, Inc.

Federated Emerging Market Debt Fund

Class A Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Class A Shares of Federated Emerging Market Debt Fund, first set forth in this Exhibit.

Witness the due execution hereof this 9th day of November, 2012.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue
Name: J. Christopher Donahue
Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ
Name: Thomas E. Territ
Title: President

6/29/20-Name changed to Federated Hermes International Leaders Fund

Exhibit HH

to the

Distributor's Contract

FEDERATED WORLD INVESTMENT SERIES, INC.

Federated International Leaders Fund

Class R Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. (formerly, World Investment Series, Inc.) and Federated Securities Corp. with respect to the Class of shares set forth above.

1.       The Corporation hereby appoints FSC to engage in activities principally intended to result in the sale of shares of the above-listed Class ("Shares"). Pursuant to this appointment, FSC is authorized to select a group of financial institutions ("Financial Institutions") to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2.       During the term of this Agreement, the Corporation will pay FSC for services pursuant to this Agreement, a monthly fee computed at the annual rate of .50% of the average aggregate net asset value of the Shares held during the month. For the month in which this Agreement becomes effective or terminates, there shall be an appropriate proration of any fee payable on the basis of the number of days that the Agreement is in effect during the month.

3.       FSC may from time-to-time and for such periods as it deems appropriate reduce its compensation to the extent any Class' expenses exceed such lower expense limitation as FSC may, by notice to the Corporation, voluntarily declare to be effective.

4.       FSC will enter into separate written agreements with various firms to provide certain of the services set forth in Paragraph 1 herein. FSC, in its sole discretion, may pay Financial Institutions a periodic fee in respect of Shares owned from time to time by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid shall be determined from time to time by FSC in its sole discretion.

5.       FSC will prepare reports to the Board of Directors of the Corporation on a quarterly basis showing amounts expended hereunder including amounts paid to Financial Institutions and the purpose for such expenditures.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between Federated World Investment Series, Inc. (formerly, World Investment Series, Inc.) and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Federated International Leaders Fund, and with respect to the Class R Shares thereof, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2013.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

6/29/20-Name changed to Federated Hermes International Leaders Fund

Exhibit II

to the

Distributor's Contract

Federated World Investment Series, Inc.

Federated International Leaders Fund

Class R6 Shares

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc. (formerly, World Investment Series, Inc.) and Federated Securities Corp., Federated World Investment Series, Inc. executes and delivers this Exhibit on behalf of the Class R6 Shares of Federated International Leaders Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of June, 2013.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: /s/ Thomas E. Territ

Name: Thomas E. Territ

Title: President

1130/20 – T Shares were discontinued.

6/29/20-Name changed to Federated Hermes International Leaders Fund

6/29/20-Name changed to Federated Hermes International Small-Mid Company Fund

Exhibit JJ

to the

Distributor's Contract

FEDERATED WORLD INVESTMENT SERIES, INC.

Federated International Leaders Fund

Federated International Small-Mid Company Fund

Class T Shares

The following provisions are hereby incorporated and made part of the Distributor's Contract dated March 1, 1994, between Federated World Investment Series, Inc., (the “Corporation”) and Federated Securities Corp. (“FSC”) with respect to the Class of Shares Federated International Leaders Fund and Federated International

Small-Mid Company Fund set forth above.

1. FSC is authorized to select a group of financial institutions (“Financial Institutions”) to sell Shares at the current offering price thereof as described and set forth in the respective prospectuses of the Corporation.

2. FSC will enter into separate written agreements with such Financial Institutions to sell Shares as set forth in Paragraph 1 herein.

In consideration of the mutual covenants set forth in the Distributor's Contract dated March 1, 1994 between the Corporation and FSC, the Corporation executes and delivers this Exhibit with respect to the Class T Shares of Federated International Leaders Fund and Federated International Small-Mid Company Fund, first set forth in this Exhibit.

Witness the due execution hereof this 1st day of March, 2017.

FEDERATED WORLD INVESTMENT SERIES, INC.

By: ___/s/ J. Christopher Donahue___

Name: J. Christopher Donahue

Title: President

FEDERATED SECURITIES CORP.

By: _/s/ Paul A. Uhlman____

Name: Paul A. Uhlman

Title: President

Amendment to

Distributor’s Contract

between

Federated World Investment Series, Inc.

and

Federated Securities Corp.

This Amendment to the Distributor’s Contract (“Agreement”) dated March 1, 1994, between Federated World Investment Series, Inc. (“Fund”) and Federated Securities Corp. (“Service Provider”) is made and entered into as of the 1st day of June, 2001.

WHEREAS, the Fund has entered into the Agreement with the Service Provider;

WHEREAS, the Securities and Exchange Commission has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

WHEREAS, Regulation S-P permits financial institutions, such as the Fund, to disclose ”nonpublic personal information” (“NPI”) of its “customers” and “consumers” (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR § 248.14) (“Section 248.14 NPI”); for specified law enforcement and miscellaneous purposes (17 CFR § 248.15) (“Section 248.15 NPI”) ; and to service providers or in connection with joint marketing arrangements (17 CFR § 248.13) (“Section 248.13 NPI”);

WHEREAS, Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR § 248.7 and 17 CFR § 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Fund and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Fund disclosed the information (17 CFR § 248.13);

NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1.       The Fund and the Service Provider hereby acknowledge that the Fund may disclose shareholder NPI to the Service Provider as agent of the Fund and solely in furtherance of fulfilling the Service Provider’s contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders.

2.       The Service Provider hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR §§ 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Service Provider in accordance with the limited exception set forth in 17 CFR § 248.13.

3.       The Service Provider further represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

•       insure the security and confidentiality of records and NPI of Fund customers,

•       protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and

•       protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

4.       The Service Provider may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds (“Fund Affiliates”); (b) affiliated persons of the Service Provider (“Service Provider Affiliates”) (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Service Provider of the Funds (“Nonaffiliated Third Party”) under the service and processing (§248.14) or miscellaneous (§248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Service Provider received the information in the first instance; and (d) a Nonaffiliated Third Party under the service provider and joint marketing exception (§248.13), provided the Service Provider enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

5.       The Service Provider may redisclose Section 248.14 NPI and Section 248.15 NPI to: (a) the Funds and Fund Affiliates; (b) Service Provider Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

6.       The Service Provider is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

WITNESS the due execution hereof this 1st day of June, 2001.

Federated World Investment Series, Inc.

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: President

Federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President-Broker/Dealer

Amendment to

Distributor’s Contracts

between

the Federated Funds

and

Federated Securities Corp.

This Amendment to the Distributor’s Contracts (each an “Agreement” and together, the “Agreements”) between the Federated Funds listed on Exhibit A, (each a “Fund” and collectively, the “Funds”) and Federated Securities Corp. (“Distributor”) is made and entered into as of the 1st day of October, 2003.

WHEREAS, each Fund has entered into an Agreement with the Distributor under and pursuant to which the Distributor is the principal underwriter of the shares of the Fund;

WHEREAS, the Securities and Exchange Commission and the United States Treasury Department (“Treasury Department”) have adopted a series of rules and regulations arising out of the USA PATRIOT Act (together with such rules and regulations, the “Applicable Law”), specifically requiring certain financial institutions, including the Funds and the Distributor, to establish a written anti-money laundering and customer identification program (“Program”);

WHEREAS, each of the Funds and the Distributor have established a Program and wish to amend the Agreements to reflect the existence of such Programs and confirm the allocation of responsibility for the performance of certain required functions;

NOW, THEREFORE, the parties intending to be legally bound agree and amend each Agreement as follows:

1.       The Funds and the Distributor each represent, warrant and certify that they have established, and covenant that at all times during the existence of each respective Agreement they will maintain, a Program in compliance with Applicable Law.

2.       The Funds each represent and warrant that the Funds have entered into an amendment to the agreement with the transfer agent of the Funds, pursuant to which the transfer agent has agreed to perform all activities, including the establishment and verification of customer identities as required by Applicable Law or its Program, with respect to all customers on whose behalf Distributor maintains an account with the Funds.

3.       Distributor covenants that it will enter into appropriate amendments to selling or other agreements with financial institutions that establish and maintain accounts with the Funds on behalf of their customers, pursuant to which such financial institutions covenant to establish and maintain a Program with respect to those customers in accordance with Applicable Law.

In all other respects, each Agreement first referenced above shall remain in full force and effect.

WITNESS the due execution hereof as of the 1st day of October, 2003.

FUNDS

By: /s/ John W. McGonigle

Name: John W. McGonigle

Title: Executive Vice President

federated Securities Corp.

By: /s/ James F. Getz

Name: James F. Getz

Title: President - Broker/Dealer

EXHIBIT A

Funds	Distributor’s Contract Date

Cash Trust Series, Inc.	March 1, 1993
Cash Trust Series II	January 25, 1991
Edward Jones Money Market Fund	April 1, 2001
Edward Jones Tax-Free Money Market Fund	March 1, 2001
Federated Adjustable Rate Securities Fund	April 24, 1992
Federated American Leaders Fund, Inc.	March 1, 1993
Federated Equity Funds	June 1, 1995
Federated Equity Income Fund, Inc.	March 1, 1993
Federated Fixed Income Securities Fund, Inc.	December 24, 1991
Federated GNMA Trust	May 29, 1992
Federated Government Income Securities, Inc.	July 17, 1996
Federated High Income Bond Fund, Inc.	March 1, 1993
Federated High Yield Trust	August 1, 1989
Federated Income Securities Trust	December 31, 1991
Federated Income Trust	June 1, 1992
Federated Index Trust	September 3, 1991
Federated Institutional Trust	September 1, 1994
Federated Insurance Series	December 1, 1993
Federated International Series, Inc.	February 11, 1991
Federated Investment Series Funds, Inc.	June 22, 1992
Federated Limited Duration Government Fund, Inc.	July 22, 1991
Federated Managed Allocation Portfolios	December 1, 1993
Federated Municipal Opportunities Fund, Inc.	July 17, 1996
Federated Municipal Securities Fund, Inc.	March 1, 1993
Federated Municipal Securities Income Trust	September 9, 1991
Federated Short-Term Municipal Trust	June 1, 1993
Federated Stock and Bond Fund, Inc.	March 1, 1993
Federated Stock Trust	August 1, 1989
Federated Total Return Government Bond Fund	September 1, 1995
Federated Total Return Series, Inc.	December 1, 1993
Federated U.S. Government Bond Fund	August 1, 1989
Federated U.S. Government Securities Fund: 1-3 Years	May 29, 1992
Federated U.S. Government Securities Fund: 2-5 Years	May 29, 1992
Federated World Investment Series, Inc.	March 1, 1994
Intermediate Municipal Trust	June 1, 1993
Money Market Obligations Trust	March 1, 1994